--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

HEATH B. MCLENDON                       R. JAY GERKEN, CFA

Chairman                                Vice President and
                                        Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Large Cap Blend Fund ("Fund"), formerly known as the Smith Barney Growth and Income Fund, for the period ended July 31, 1998. For your convenience, we have outlined the investment strategy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings of the Fund can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

A Style Pure Fund

The Smith Barney Large Cap Blend Fund is a Style Pure Series Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its designated investment style.

Performance Update

For the six months ended July 31, 1998, the Class A, B and O shares of the Smith Barney Large Cap Blend Fund ("Fund") generated total returns of 8.24%, 8.01% and 8.07%, respectively, without sales charges. In comparison, the Lipper Analytical Services, Inc. peer group average had a total return of 8.68% during the same period. (Lipper is a major fund-tracking organization.) Moreover, the Standard & Poor's 500 Index ("S&P 500"), had a total return of 15.20% during this time. As you may know, at the end of March 1998 the Fund's shareholders approved a change in the Fund's investment objective, specifically, the elimination of the restriction on purchasing dividend-paying stocks. Over the last few months, the Fund has entered into a number of trades to take advantage of this new investment flexibility. Although no guarantees can be made, we believe that over time these investment policy changes may prove to be beneficial to the Fund's performance.

Market Overview ...

During the six months ended July 31, 1998, the U.S. financial markets have proven quite resilient. Despite woes in Asia and signs of rising labor costs at home, most stock and bond markets provided positive returns. Stock returns were highly dependent on market capitalization: the bigger the company, the higher the return. Bond market performance was more homogeneous, with the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, up some 2.81%. (The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

The performance of the stock market was particularly noteworthy, as there was a dramatic distinction between the popular averages and the broader stock market. For example, the S&P 500, a measure of large capitalization domestic stocks, returned roughly 15% for the period. In contrast, the Russell 2000, a measure of smaller capitalization stocks, was actually down 2.40%. So although the popular averages were up handsomely, there were some sharp reversals both in the broader market and in smaller-sized company stocks.

Investors in larger capitalization stocks have enjoyed


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              1
returns greater than the "average" year, but in half the time! A benign interest rate environment and strong corporate earnings reports supported this increase. And although the rate of earnings growth has not been overwhelming, most companies' earnings came in ahead of analysts' expectations, supporting stock prices. In contrast, smaller-sized companies stumbled from their April highs, following earnings fears triggered by Asia's slowdown. These stocks proved vulnerable to investors' "flight to safety" into larger capitalization stocks.

Bonds benefited from an extremely tame inflation environment. Reported inflation, as measured by the Consumer Price Index, was only about 1% over the past six months. And the economic woes in Asia have unleashed a torrent of cheap imported goods to our shores, adding more downward pressure to prices. Asian weakness also dispelled Federal Reserve Board concerns that U.S. economic growth was too strong, and quashed any thoughts of raising interest rates.

 ... and Outlook

Looking toward the next six months, we anticipate a positive inflation and interest rate backdrop. Asian economic troubles should slow the U.S. economy somewhat, with two effects -- one favorable, one not. A slowing economy further diminishes the chance of a Federal Reserve rate hike. Corporate profitability, however, is a potential stock market concern as investors have begun to question the earnings outlook. Many company managements are now warning of weaker results in the second half of the year. The Asian weakness may have begun to offset some of the strength in the previously unstoppable U.S. economy. There are, however, no signs that corporate managements have lost their focus on the bottom line. We anticipate that despite the challenges outlined above, corporations should report decent, though not spectacular, earnings increases through the rest of the year -- providing support to stock prices.

Portfolio Activity

During the past six months, there were a number of important transactions in the Fund. Many of these were triggered by the change in investment policy discussed at the start of this letter, allowing us more flexibility in selecting investments for the Fund.

During the last six months, we sold the Fund's three bond positions, as well as a Unocal convertible preferred stock. The Large Cap Blend Fund is now invested entirely in stocks -- except for a minimal amount of "cash" investments. Our intent going forward, under most market conditions, is to actively manage the Fund as a fully invested stock portfolio. We believe this strategy should provide superior return potential over time, a reflection of our long-term investment philosophy.

The Fund's largest holding as of July 31, 1998, was Household International. This position evolved from the Fund's original holding in Beneficial Corporation. Beneficial was taken over by and subsequently merged into another consumer finance company, Household International.

Companies purchased during the reporting period include stocks in a variety of sectors, but particularly in the technology and airline industries. In the technology area, Dell Computer, Intel, Maxim and Computer Associates were purchased. Dell is the world's largest direct-selling personal computer manufacturer and has a stellar record of sales and earnings growth. Intel is the leader in building the microprocessors that are at the heart of most personal computers. Maxim Integrated Products builds analog semiconductors, which goes into a wide range of electronic and consumer products. Computer Associates is a leading software company, which we purchased following a big price decline in July. We believe the company's prospects are quite positive, as the firm complements its mainframe software with products designed for personal computer networks.


--------------------------------------------------------------------------------
2                                        1988 Semi-Annual Report to Shareholders

We purchased two airlines, AMR Corporation and Southwest Airlines, based on their reasonable valuations and high passenger counts.

There were also a number of stocks we sold during the last six months. We trimmed our real estate investment trust ("REIT") position by selling SL Green Realty. In the consumer sector, we sold McDonald's and Genuine Parts. Despite management's best attempts, McDonald's global fast food dominance appears to be slipping. Genuine Parts faces tough competition in the auto parts business, as well as a slowdown in sales of replacement parts due to the increased reliability of new autos. We also sold Reuters Holdings. Much of the growth in their data franchise had been coming from Asia, and that growth is now more questionable.

Thank you for your investment in the Smith Barney Large Cap Blend Fund. We look forward to continuing to help you pursue your long-term financial goals.

Sincerely


/s/ Heath B. McLendon               /s/ R. Jay Gerken, CFA

Heath B. McLendon                   R. Jay Gerken, CFA
Chairman                            Vice President and
                                    Investment Officer

August 20, 1998

--------------------------------------------------------------------------------
Top Ten Holdings*                                            As of July 31, 1998
--------------------------------------------------------------------------------
 1. Household International, Inc.                                           2.9%
--------------------------------------------------------------------------------
 2. General Electric Co.                                                    2.5
--------------------------------------------------------------------------------
 3. Rite Aid Corp.                                                          2.4
--------------------------------------------------------------------------------
 4. Hewlett-Packard Co.                                                     2.4
--------------------------------------------------------------------------------
 5. LM Ericsson Telephone Co. ADR                                           2.4
--------------------------------------------------------------------------------
 6. Johnson & Johnson                                                       2.3
--------------------------------------------------------------------------------
 7. Chase Manhattan Corp.                                                   2.3
--------------------------------------------------------------------------------
 8. MCI Communications Corp.                                                2.2
--------------------------------------------------------------------------------
 9. Walt Disney Co.                                                         2.2
--------------------------------------------------------------------------------
10. Eli Lilly & Co.                                                         2.1
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                          Net Asset Value
                                                   -----------------------------
                                                   Beginning           End             Income         Capital Gain          Total
Period Ended                                       of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
7/31/98                                              $15.72            $16.60            $0.09             $0.33            8.24%+
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                               14.30             15.72             0.19              0.70           16.30
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                               12.16             14.30             0.20              0.18           20.97
------------------------------------------------------------------------------------------------------------------------------------
1/31/96                                                9.62             12.16             0.20              0.20           30.97
------------------------------------------------------------------------------------------------------------------------------------
1/31/95                                               10.36              9.62             0.19              0.14           (3.93)
------------------------------------------------------------------------------------------------------------------------------------
1/31/94                                                9.58             10.36             0.23              0.00           10.70
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/93                                  9.50              9.58             0.00              0.00            0.84+
====================================================================================================================================
  Total                                                                                  $1.10             $1.55
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                          Net Asset Value
                                                   -----------------------------
                                                   Beginning           End            Income         Capital Gain          Total
Period Ended                                       of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
7/31/98                                             $15.72            $16.59            $0.07             $0.33              8.01%+
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                              14.33             15.72             0.14              0.70             15.65
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                              12.19             14.33             0.15              0.18             20.43
------------------------------------------------------------------------------------------------------------------------------------
1/31/96                                               9.65             12.19             0.15              0.20             30.23
------------------------------------------------------------------------------------------------------------------------------------
1/31/95                                              10.38              9.65             0.14              0.14             (4.33)
------------------------------------------------------------------------------------------------------------------------------------
1/31/94                                               9.58             10.38             0.15              0.00             10.01
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/93                                 9.50              9.58             0.00              0.00              0.84+
====================================================================================================================================
  Total                                                                                 $0.80             $1.55
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                          Net Asset Value
                                                   -----------------------------
                                                   Beginning           End            Income         Capital Gain          Total
Period Ended                                       of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
Inception* -- 7/31/98                               $16.89            $16.61            $0.03          $0.33              0.51%+
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                                                          Net Asset Value
                                                   -----------------------------
                                                   Beginning           End             Income         Capital Gain         Total
Period Ended                                       of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
7/31/98                                             $15.72           $16.60            $0.07              $0.33             8.07%+
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                              14.33            15.72             0.14               0.70            15.65
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                              12.19            14.33             0.15               0.18            20.43
------------------------------------------------------------------------------------------------------------------------------------
1/31/96                                               9.65            12.19             0.15               0.20            30.23
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/95                                 9.91             9.65             0.06               0.14            (0.58)+
====================================================================================================================================
  Total                                                                                $0.57              $1.55
====================================================================================================================================


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                          Net Asset Value
                                                   -----------------------------
                                                  Beginning            End             Income         Capital Gain         Total
Period Ended                                      of Period         of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
7/31/98                                            $15.73           $16.64            $0.10             $0.33              8.49%+
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                             14.34            15.73             0.28              0.70             16.76
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                             12.16            14.34             0.22              0.18             21.48
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/96                               12.08            12.16             0.00              0.00             N/A**
====================================================================================================================================
  Total                                                                               $0.60             $1.21
====================================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                                Without Sales Charge(1)
                                                     -------------------------------------------------------------------------------
                                                     Class A          Class B          Class L           Class O           Class Y
====================================================================================================================================
Six Months Ended 7/31/98+                              8.24%            8.01%             N/A              8.07%             8.49%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/98                                     7.14             6.66              N/A              6.66              7.63
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                              15.66            15.09              N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                            14.18            13.62             0.51%+           18.34             19.12
====================================================================================================================================

                                                                                 With Sales Charge(2)
                                                     -------------------------------------------------------------------------------
                                                     Class A          Class B          Class L           Class O           Class Y
====================================================================================================================================
Six Months Ended 7/31/98+                                 2.81%            3.01%          N/A             7.07%             8.49%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/98                                        1.77             1.70           N/A              5.67              7.63
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                                 14.48            14.97           N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                               13.16            13.62         (1.46)%+          18.34             19.12
====================================================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                                                  Without Sales Charge(1)
====================================================================================================================================
Class A (Inception* through 7/31/98)                                                                        113.90%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 7/31/98)                                                                        107.94
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                                                                          0.51
------------------------------------------------------------------------------------------------------------------------------------
Class O (Inception* through 7/31/98)                                                                         94.87
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                                                                         54.90
====================================================================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, November 6, 1992, June 15, 1998, August 15, 1994 and January 31, 1996,
      respectively.

**    Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              5

--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney Large Cap Blend Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------

   [The following table was depicted as a line chart in the printed material.]

                           November 1992 -- July 1998

                      SB G&I Class A      SB G&I Class B              S&P
Nov 1992                   9500               10000                  10000
Jan 1993                   9580                9584                  10554
Jan 1994                  10605               10694                  11910
Jan 1995                  10188               10314                  11973
Jan 1996                  13344               13362                  16596
Jan 1997                  16142               16546                  20965
Jan 1998                  18773               19251                  26606
July 1998                 20321               20794                  30650

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

Banks                                         9.5%
Consumer Non-Durables                         8.6%
Electronic Technology                        12.1%
Consumer Services                             5.0%
Financial Services                            9.1%
Healthcare and Pharmaceuticals                8.2%
Technology Services                           4.2%
Manufacturing--Diversified Industries         8.2%
Retail                                        7.1%
Telephone/Communications                      4.9%
Other                                        23.1%

* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

Cash Equivalent        0.3%
Common Stock          99.7%


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 1998
--------------------------------------------------------------------------------

            SHARES                         SECURITY                                        VALUE
==================================================================================================
COMMON STOCK -- 99.7%

Aerospace/Defense -- 1.1%
           110,000    Gulfstream Aerospace Corp.+                                    $  5,032,500
-------------------------------------------------------------------------------------------------
Banks -- 9.5%
           140,000    Chase Manhattan Corp.                                            10,587,500
            70,000    J.P. Morgan & Co., Inc.                                           8,820,000
           260,000    KeyCorp                                                           8,840,000
           120,000    NationsBank Corp.                                                 9,570,000
           100,000    State Street Corp.                                                6,931,250
-------------------------------------------------------------------------------------------------
                                                                                       44,748,750
-------------------------------------------------------------------------------------------------
Commercial Services -- 1.6%
           170,000    W.W. Grainger, Inc.                                               7,501,250
-------------------------------------------------------------------------------------------------
Consumer Durables -- 1.9%
           220,000    Leggett & Platt, Inc.++                                           5,898,750
           170,000    Shaw Industries Inc.                                              3,145,000
-------------------------------------------------------------------------------------------------
                                                                                        9,043,750
-------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 8.5%
           100,000    Coca-Cola Co.                                                     8,068,750
           100,000    Colgate-Palmolive Co.                                             9,243,750
           150,000    Dole Food Co., Inc.                                               7,068,750
            50,000    Kimberly-Clark Corp.                                              2,246,875
           150,000    Liz Claiborne, Inc.++                                             5,793,750
           100,000    Procter & Gamble Co.++                                            7,937,500
-------------------------------------------------------------------------------------------------
                                                                                       40,359,375
-------------------------------------------------------------------------------------------------
Consumer Services -- 5.0%
           120,000    TCA Cable Television, Inc.                                        6,907,500
            90,000    Viacom Inc., Class B Shares+                                      6,165,000
           300,000    Walt Disney Co.                                                  10,331,250
-------------------------------------------------------------------------------------------------
                                                                                       23,403,750
-------------------------------------------------------------------------------------------------
Electronic Technology -- 12.1%
            75,000    Dell Computer Corp.+                                              8,144,531
           200,000    Hewlett-Packard Co.                                              11,100,000
            70,000    Intel Corp.                                                       5,910,625
           400,000    LM Ericsson Telephone Co. ADR                                    11,075,000
           135,000    Maxim Integrated Products, Inc.+                                  4,320,000
           120,000    Motorola, Inc.                                                    6,270,000
            60,000    Royal Philips Electronics N.V. ADR++                              4,901,250
            50,000    Xerox Corp.                                                       5,278,125
-------------------------------------------------------------------------------------------------
                                                                                       56,999,531
-------------------------------------------------------------------------------------------------
Energy -- 4.7%
           130,000    Exxon Corp.                                                       9,116,250
            90,000    Mobil Corp.                                                       6,277,500
           150,000    Phillips Petroleum Co.                                            6,628,125
-------------------------------------------------------------------------------------------------
                                                                                       22,021,875
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1998
--------------------------------------------------------------------------------

            SHARES                         SECURITY                                        VALUE
==================================================================================================
Financial Services -- 9.1%
           115,000    A.G. Edwards, Inc.                                             $  4,492,188
           100,000    Conseco, Inc.                                                     4,200,000
           170,000    Greenpoint Financial Corp.                                        6,746,875
           110,000    H&R Block, Inc.                                                   4,675,000
           275,001    Household International, Inc.                                    13,681,299
           200,000    Mercury General Corp.                                             9,187,500
-------------------------------------------------------------------------------------------------
                                                                                       42,982,862
-------------------------------------------------------------------------------------------------
Healthcare and Pharmaceuticals -- 8.1%
           105,000    Arterial Vascular Engineering, Inc.+                              4,147,500
           150,000    Eli Lilly & Co.                                                  10,087,500
           140,000    Johnson & Johnson                                                10,815,000
            80,000    Merck & Co., Inc.                                                 9,865,000
           125,000    Mylan Laboratories Inc.                                           3,398,438
-------------------------------------------------------------------------------------------------
                                                                                       38,313,438
-------------------------------------------------------------------------------------------------
Industrial Services -- 1.1%
           120,000    Fluor Corp.++                                                     5,047,500
-------------------------------------------------------------------------------------------------
Manufacturing - Diversified Industries -- 8.2%
           140,000    Caterpillar Inc.++                                                6,790,000
           165,000    Dana Corp.                                                        8,208,750
           130,000    General Electric Co.                                             11,610,625
           100,000    Minnesota Mining & Manufacturing Co.                              7,487,500
           200,000    Pall Corp.++                                                      4,500,000
-------------------------------------------------------------------------------------------------
                                                                                       38,596,875
-------------------------------------------------------------------------------------------------
Minerals -- 1.0%
           167,142    Broken Hill Proprietary Co., Ltd.                                 1,355,605
           225,000    Worthington Industries, Inc.                                      3,248,438
-------------------------------------------------------------------------------------------------
                                                                                        4,604,043
-------------------------------------------------------------------------------------------------
Paper Packaging -- 2.1%
           100,000    Bemis Co., Inc.                                                   3,862,500
           120,000    Temple-Inland Inc.                                                6,247,500
-------------------------------------------------------------------------------------------------
                                                                                       10,110,000
-------------------------------------------------------------------------------------------------
Real Estate -- 2.2%
           145,000    Arden Realty, Inc.                                                3,425,625
           130,000    Kilroy Realty Corp.                                               2,949,375
           100,000    Starwood Hotels & Resorts                                         4,106,250
-------------------------------------------------------------------------------------------------
                                                                                       10,481,250
-------------------------------------------------------------------------------------------------
Retail -- 7.1%
           150,000    May Department Stores Co.                                         9,628,125
           300,000    Nordstrom, Inc.                                                   9,365,625
           290,000    Rite Aid Corp.                                                   11,455,000
            45,000    Wal-Mart Stores, Inc.                                             2,840,625
-------------------------------------------------------------------------------------------------
                                                                                       33,289,375
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1988 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1998
--------------------------------------------------------------------------------

            SHARES                         SECURITY                                        VALUE
==================================================================================================
Technology Services -- 4.2%
           120,000    Automatic Data Processing Inc.++                                $ 8,122,500
           125,000    Computer Associates International, Inc.                           4,148,438
           210,000    Electronic Data Systems Corp.                                     7,389,375
-------------------------------------------------------------------------------------------------
                                                                                       19,660,313
-------------------------------------------------------------------------------------------------
Telephone/Communications -- 4.9%
           110,000    AT&T Corp.                                                        6,668,750
           110,000    GTE Corp.                                                         5,981,250
           160,000    MCI Communications Corp.                                         10,360,000
-------------------------------------------------------------------------------------------------
                                                                                       23,010,000
-------------------------------------------------------------------------------------------------
Transportation -- 3.6%
            70,000    AMR Corp.+                                                        5,000,625
           160,000    Knightsbridge Tankers Ltd.++                                      3,920,000
           250,000    Southwest Airlines Co.++                                          8,234,375
-------------------------------------------------------------------------------------------------
                                                                                       17,155,000
-------------------------------------------------------------------------------------------------
Utilities -- 3.7%
           200,000    Ameritech Corp.                                                   9,837,500
           135,000    Duke Energy Corp.                                                 7,711,875
-------------------------------------------------------------------------------------------------
                                                                                       17,549,375
-------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $320,862,343)                                          469,910,812
=================================================================================================

=================================================================================================
         FACE
        AMOUNT            SECURITY                                                    VALUE
=================================================================================================
REPURCHASE AGREEMENT -- 0.3%
        $1,609,000    Goldman, Sachs & Co., 5.600% due 8/3/98; Proceeds
                      at maturity -- $1,609,751; (Fully collateralized by
                      U.S. Treasury Notes, 5.375% due 7/31/00;
                      Market value -- $1,641,929) (Cost -- $1,609,000)                  1,609,000
=================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $322,471,343*)                                        $471,519,812
=================================================================================================

+     Non-income producing security.

++    A portion of this security is on loan (Note 8).

#     Security is on loan (Note 8).

*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $322,471,343)                                    $471,519,812
     Cash                                                                                     307
     Collateral for securities on loan (Note 8)                                        50,550,393
     Receivable for securities sold                                                     2,473,518
     Receivable for Fund shares sold                                                    4,707,080
     Dividends and interest receivable                                                    508,276
-------------------------------------------------------------------------------------------------
     Total Assets                                                                     529,759,386
-------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 8)                                           50,550,393
     Dividends payable                                                                  9,100,507
     Payable for securities purchased                                                   1,918,388
     Investment advisory fees payable                                                     182,346
     Administration fees payable                                                           81,924
     Distribution fees payable                                                             22,510
     Accrued expenses                                                                      19,475
-------------------------------------------------------------------------------------------------
     Total Liabilities                                                                 61,875,543
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $467,883,843
=================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                      $     28,170
     Capital paid in excess of par value                                              305,766,360
     Overdistributed net investment income                                               (210,746)
     Accumulated net realized gain from security transactions                          13,251,590
     Net unrealized appreciation of investments                                       149,048,469
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $467,883,843
=================================================================================================
Shares Outstanding:
     Class A                                                                            9,904,693
     --------------------------------------------------------------------------------------------
     Class B                                                                            9,234,672
     --------------------------------------------------------------------------------------------
     Class L                                                                               20,706
     --------------------------------------------------------------------------------------------
     Class O                                                                              354,729
     --------------------------------------------------------------------------------------------
     Class Y                                                                            8,655,594
     --------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                        $16.60
     --------------------------------------------------------------------------------------------
     Class B*                                                                              $16.59
     --------------------------------------------------------------------------------------------
     Class L**                                                                             $16.61
     --------------------------------------------------------------------------------------------
     Class O**                                                                             $16.60
     --------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                        $16.64
     --------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                     $17.47
     --------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                     $16.78
=================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                                       $  4,521,194
     Interest                                                                             607,745
     Less: Foreign withholding tax                                                        (17,375)
-------------------------------------------------------------------------------------------------
     Total Investment Income                                                            5,111,564
-------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                                  1,066,775
     Distribution fees (Note 2)                                                           843,083
     Administration fees (Note 2)                                                         479,275
     Shareholder and system servicing fees                                                212,157
     Registration fees                                                                     49,726
     Shareholder reporting                                                                 34,738
     Audit and legal                                                                       21,432
     Trustees' fees                                                                        12,432
     Custody                                                                                4,774
     Other                                                                                    994
-------------------------------------------------------------------------------------------------
     Total Expenses                                                                     2,725,386
-------------------------------------------------------------------------------------------------
Net Investment Income                                                                   2,386,178
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                                             71,214,903
       Cost of securities sold                                                         57,967,190
-------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                 13,247,713
-------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                                            129,407,253
       End of period                                                                  149,048,469
-------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                           19,641,216
-------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                32,888,929
-------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                               $ 35,275,107
=================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 1998 (unaudited) and the Year Ended January 31, 1998

                                                                       July 31         January 31
=================================================================================================
OPERATIONS:
     Net investment income                                           $ 2,386,178      $ 5,090,806
     Net realized gain                                                13,247,713       24,987,653
     Increase in net unrealized appreciation                          19,641,216       28,895,818
-------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                           35,275,107       58,974,277
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                            (2,371,830)      (5,088,324)
     Net realized gains                                               (9,100,506)     (18,011,944)
-------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                 (11,472,336)     (23,100,268)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                 47,444,186      108,117,839
     Net asset value of shares issued for
       reinvestment of dividends                                       1,395,413       15,187,036
     Cost of shares reacquired                                       (34,370,527)     (81,176,417)
-------------------------------------------------------------------------------------------------
     Increase in Net Assets From
       Fund Share Transactions                                        14,469,072       42,128,458
-------------------------------------------------------------------------------------------------
Increase in Net Assets                                                38,271,843       78,002,467

NET ASSETS:
     Beginning of period                                             429,612,000      351,609,533
-------------------------------------------------------------------------------------------------
     End of period*                                                 $467,883,843     $429,612,000
=================================================================================================
* Includes overdistributed net investment income of:                   $(210,746)       $(225,094)
=================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Blend Fund ("Fund"), formerly known as the Smith Barney Growth and Income Fund, a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment advisor to the Trust. The Fund pays MMC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended July 31, 1998, SB received brokerage commissions of $1,863.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class O shares. In addition, on June 15, 1998, transactions in Class L shares, which are being sold at net asset value plus a maximum initial sales charge of 1.00%, commenced. For the six months ended July 31, 1998, SB received sales charges of approximately $55,000 for sales of the Fund's Class A shares and $2,000 for sales of the Fund's Class L shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended July 31, 1998, CDSCs paid to SB were:

                                                                         Class B
================================================================================
CDSCs                                                                    $59,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively.

For the six months ended July 31, 1998, total Distribution Plan fees incurred were:

                                                                    Distribution
                                                                      Plan Fees
================================================================================
Class A                                                                $212,912
--------------------------------------------------------------------------------
Class B                                                                 607,771
--------------------------------------------------------------------------------
Class L                                                                     251
--------------------------------------------------------------------------------
Class O                                                                  22,149
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the six months ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $88,702,105
--------------------------------------------------------------------------------
Sales                                                                71,214,903
================================================================================

At July 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $159,737,568
Gross unrealized depreciation                                       (10,689,099)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $149,048,469
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

value to its obligations with respect to reverse repurchase agreements.

At July 31, 1998, the Fund had no reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1998, the Fund had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium origanally paid.

At July 31, 1998, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 1998, the Fund did not write any options.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1998, the Fund had loaned common stocks having a value of $49,370,232 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposits:
  Bank of Montreal, 5.563% due 8/3/98                                $   364,702
  Svenska Handelsbanken, 5.688% due 8/3/98                             9,301,501
  Deutsche Bank, 5.688% due 8/3/98                                     9,301,501
Repurchase Agreements:
  Goldman Sachs, 5.700% due 8/3/98                                    10,527,816
  Merrill Lynch, 5.670% due 8/3/98                                     9,301,501
  Morgan Stanley, 5.670% due 8/3/98                                    5,758,072
Commercial Paper:
  Riverwood Funding, 5.520% due 9/14/98                                5,995,300
--------------------------------------------------------------------------------
Total                                                                $50,550,393
================================================================================

9. Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class O shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                                      Class A              Class B             Class L              Class O             Class Y
====================================================================================================================================
Total Paid-in Capital              $101,489,952          $78,223,561          $357,833            $4,889,109         $120,834,075
====================================================================================================================================


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                    Six Months Ended                        Year Ended
                                                                      July 31, 1998                      January 31, 1998
                                                             ----------------------------          -----------------------------
                                                             Shares                Amount          Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                                1,026,366         $ 17,777,600            1,710,260         $ 26,635,444
Shares issued on reinvestment                                 49,237              859,180              499,592            7,860,894
Shares redeemed                                             (823,583)         (14,301,868)          (1,874,428)         (29,033,664)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                 252,020         $  4,334,912              335,424         $  5,462,674
===================================================================================================================================
Class B
Shares sold                                                  565,986         $  9,766,055            1,910,597         $ 29,398,347
Shares issued on reinvestment                                 29,516              514,995              450,933            7,110,288
Shares redeemed                                           (1,136,469)         (19,610,212)          (2,161,382)         (33,300,840)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     (540,967)        $ (9,329,162)             200,148         $  3,207,795
===================================================================================================================================
Class L+
Shares sold                                                   20,693         $    357,600                   --                   --
Shares issued on reinvestment                                     13                  233                   --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  20,706         $    357,833                   --                   --
===================================================================================================================================
Class O++
Shares sold                                                   61,564         $  1,056,851              151,583         $  2,360,172
Shares issued on reinvestment                                  1,203               21,005               13,673              215,854
Shares redeemed                                              (26,494)            (458,447)             (53,223)            (853,352)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  36,273         $    619,409              112,033         $  1,722,674
===================================================================================================================================
Class Y
Shares sold                                                1,071,800         $ 18,486,080            3,240,170         $ 49,723,876
Shares redeemed                                                   --                   --           (1,108,079)         (17,988,561)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                               1,071,800         $ 18,486,080            2,132,091         $ 31,735,315
===================================================================================================================================

+ Transactions for Class L shares are for the period from June 15, 1998 (inception date) to June 30, 1998.

++    On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                         1998(1)             1998          1997            1996(2)           1995         1994(2)
====================================================================================================================================
Net Asset Value, Beginning of Period    $15.72           $14.30        $12.16           $9.62            $10.36          $9.58
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.09             0.21          0.19            0.20              0.20           0.20
  Net realized and unrealized gain
   (loss)                                 1.21             2.10          2.33            2.74             (0.61)          0.81
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       1.30             2.31          2.52            2.94             (0.41)          1.01
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.09)           (0.19)        (0.20)          (0.20)            (0.19)         (0.23)
  Net realized gains                     (0.33)           (0.70)        (0.18)          (0.20)            (0.14)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.42)           (0.89)        (0.38)          (0.40)            (0.33)         (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.60           $15.72        $14.30          $12.16             $9.62         $10.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return                              8.24%++         16.30%        20.97%          30.97%            (3.93)%        10.70%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $164,448         $151,696      $133,272        $110,089           $95,054         $4,468
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.09%+           1.09%         1.12%           1.16%             1.41%          1.54%
  Net investment income                   1.07+            1.35          1.48            1.77              1.86           2.00
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     15%              17%            9%             15%              127%            79%
====================================================================================================================================

(1)   For the six months ended July 31, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                         1998(1)            1998          1997            1996(2)           1995           1994(2)
====================================================================================================================================
Net Asset Value, Beginning of Period    $15.72           $14.33        $12.19           $9.65            $10.38          $9.58
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.07             0.13          0.13            0.14              0.17           0.15
  Net realized and unrealized gain        1.20             2.10          2.34            2.75             (0.62)          0.80
    (loss)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       1.27             2.23          2.47            2.89             (0.45)          0.95
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.07)           (0.14)        (0.15)          (0.15)            (0.14)         (0.15)
  Net realized gains                     (0.33)           (0.70)        (0.18)          (0.20)            (0.14)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.40)           (0.84)        (0.33)          (0.35)            (0.28)         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.59           $15.72        $14.33          $12.19             $9.65         $10.38
------------------------------------------------------------------------------------------------------------------------------------
Total Return                              8.01%++         15.65%        20.43%          30.23%            (4.33)%        10.01%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $153,199         $153,651      $137,187        $112,891           $92,153        $68,144
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.59%+           1.59%         1.62%           1.65%             1.90%          1.99%
  Net investment income                   0.58+            0.86          0.98            1.27              1.38           1.55
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     15%              17%            9%             15%              127%            79%
====================================================================================================================================

(1)   For the six months ended July 31, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class L Shares                                                           1998(1)
================================================================================
Net Asset Value, Beginning of Period                                     $16.89
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                    0.02
  Net realized and unrealized gain                                         0.06
--------------------------------------------------------------------------------
Total Income From Operations                                               0.08
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                   (0.03)
  Net realized gains                                                      (0.33)
--------------------------------------------------------------------------------
Total Distributions                                                       (0.36)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $16.61
--------------------------------------------------------------------------------
Total Return++                                                             0.51%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                           $344
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                                 1.71%
  Net investment income                                                   (0.17)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      15%
================================================================================

(1) For the period from June 15, 1998 (inception date) to June 30, 1998 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class O Shares(1)                                       1998(2)       1998            1997              1996(3)        1995(4)
====================================================================================================================================
Net Asset Value, Beginning of Period                     $15.72        $14.33          $12.19            $ 9.65         $ 9.91
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                    0.07          0.13            0.14              0.13           0.07
  Net realized and unrealized gain (loss)                  1.21          2.10            2.33              2.76          (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        1.28          2.23            2.47              2.89          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   (0.07)        (0.14)          (0.15)            (0.15)         (0.06)
  Net realized gains                                      (0.33)        (0.70)          (0.18)            (0.20)         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.40)        (0.84)          (0.33)            (0.35)         (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $16.60        $15.72          $14.33            $12.19         $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               8.07%++      15.65%          20.43%            30.23%         (0.58)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                         $5,887        $5,007          $2,958              $961            $85
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                 1.50%+        1.57%           1.61%             1.62%          1.83%+
  Net investment income                                    0.55+         0.86            0.94              1.11           1.44+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      15%           17%              9%               15%           127%
====================================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class O shares.

(2)   For the six months ended July 31, 1998 (unaudited).

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(4)   For the period from August 15, 1995 (inception date) to July 31, 1995.

++   Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                                         1998(1)          1998              1997         1996(2)(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                                   $15.73          $14.34            $12.16         $12.08
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                  0.12            0.27              0.22             --
  Net realized and unrealized gain                                       1.22            2.10              2.36           0.08
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                             1.34            2.37              2.58           0.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                 (0.10)          (0.28)            (0.22)            --
  Net realized gains                                                    (0.33)          (0.70)            (0.18)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (0.43)          (0.98)            (0.40)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $16.64          $15.73            $14.34         $12.16
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                             8.49%++        16.76%            21.48%           N/A*
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                     $144,006        $119,258           $78,192             $5
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                               0.69%+          0.69%             0.73%           N/A*
  Net investment income                                                  1.45+           1.73              1.73            N/A*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                    15%             17%                9%            15%
====================================================================================================================================

(1)   For the six months ended July 31, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)   Inception date is January 31, 1996.

*     Information is not meaningful since the class was only open for one day.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 25, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

      1. To elect Trustees of the Trust; and

      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies; and

      3. Consideration of an amendment to the Fund's investment objective.

      The results of the vote on Proposal 1 were as follows:

                                   Shares Voted             Percentage            Shares Voted          Percentage Shares
Name of Trustees                        For                Shares Voted              Against              Voted Against
====================================================================================================================================
Lee Abraham                       24,712,213.110              96.158%              987,322.617                 3.842%
Allan J. Bloostein                24,715,212.679              96.170               984,323.048                 3.830
Richard E. Hanson, Jr.            24,723,973.398              96.204               975,562.329                 3.796
Heath B. McLendon                 24,739,115.536              96.263               960,420.191                 3.737
====================================================================================================================================

Proposal 2 requested that shareholders approve certain modifications to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all Proposals were approved by the shareholders.

================================================================================
Diversification                                                         Approved
--------------------------------------------------------------------------------
Industry Concentration                                                  Approved
--------------------------------------------------------------------------------
Borrowing                                                               Approved
--------------------------------------------------------------------------------
Lending by the Fund                                                     Approved
--------------------------------------------------------------------------------
Real Estate                                                             Approved
--------------------------------------------------------------------------------
Underwriting                                                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

                               Percentage            Shares             Percentage                               Percentage
            Shares              of Shares             Voted              of Shares            Shares              of Shares
           Voted For              Voted              Against           Voted Against        Abstaining            Abstained
====================================================================================================================================
        14,258,424.730           89.650%           546,522.836            3.436%           1,100,664.457           6.920%
====================================================================================================================================

* Broker non-votes constituted less than one percent of voted shares.

Proposal 3 requested that shareholders approve changing the investment objective of the Fund from income and long-term capital growth to long-term capital growth only. The following chart demonstrates that the Proposal was approved by shareholders.

The results of the vote on Proposal 3 were as follows:*

                               Percentage            Shares             Percentage                               Percentage
            Shares              of Shares             Voted              of Shares            Shares              of Shares
           Voted For              Voted              Against           Voted Against        Abstaining            Abstained
====================================================================================================================================
        14,225,278.215           89.630%           577,209.602            3.629%           1,072,085.772           6.741%
====================================================================================================================================

* Broker non-votes constituted less than one percent of voted shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             23

                      [This page intentionally left blank]

                                [PHOTO OMITTED]

[GRAPHIC OMITTED]                                Concert Social
                                                 Awareness Fund

                                                 ------------------
                                                 SEMI-ANNUAL REPORT
                                                 ------------------

                                                 July 31, 1998

                                          [LOGO] Smith Barney Mutual Funds
                                                 Investing for your future.
                                                 Every day(SM).

Concert Social
Awareness Fund
================================================================================

The Concert Social Awareness Fund ("Fund") seeks high total return consisting of capital appreciation and current income by investing in a combination of equity and fixed-income securities of issuers who demonstrate a positive awareness of their impact on society.

Concert Social Awareness Fund
Average Annual Total Returns
July 31, 1998

                                                  Without Sales Charge(1)
                                           -------------------------------------
                                           Class A        Class B     Class L(2)
================================================================================
Six Months+                                 13.01%         12.61%         12.58%
--------------------------------------------------------------------------------
One-Year                                    17.45          16.59          16.61
--------------------------------------------------------------------------------
Five-Year                                   15.11          14.23          14.28
--------------------------------------------------------------------------------
Ten-Year                                      N/A          13.54            N/A
--------------------------------------------------------------------------------
Since Inception++                           15.77          12.13          14.22
================================================================================

                                                   With Sales Charge(3)
                                           -------------------------------------
                                           Class A        Class B     Class L(2)
================================================================================
Six Months+                                  7.38%          7.61%         10.45%
--------------------------------------------------------------------------------
One-Year                                    11.57          11.59          14.46
--------------------------------------------------------------------------------
Five-Year                                   13.93          14.12          14.05
--------------------------------------------------------------------------------
Ten-Year                                      N/A          13.54            N/A
--------------------------------------------------------------------------------
Since Inception++                           14.75          12.13          14.00
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The Fund's total return of 13.01% for Class A shares for the six months ended July 31, 1998, outperformed its Lipper flexible portfolio peer group return of 7.77% for the same period. Moreover, during the reporting period, the Fund outperformed the category average every month, the up cycles as well as the down ones. We remained active managers, yet our total asset turnover (well below 15%) was relatively low.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

     Class A                SSIAX
     Class B                SESIX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    5

Concert Social Awareness Fund at a Glance .................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   20

Additional Shareholder Information ........................................   24

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

HEATH B. MCLENDON                       ELLEN S. CAMMER
Chairman                                Vice President and Investment Officer

                                        [PHOTO OMITTED]

                                        ROBERT J. BRADY, CFA
                                        Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Concert Social Awareness Fund ("Fund") for the period ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

A Specialty Series Fund

The Smith Barney Convertible Fund is part of the Specialty Series of Smith Barney Mutual Funds. The Specialty Series Funds are mutual funds that explore opportunities in a narrower sector of the market or by using a narrower investment focus.

Performance Update

We are pleased to report that your Fund posted a total return of 13.01% for Class A shares for the six months ended July 31, 1998. (The Fund is categorized by Lipper Analytical Services, Inc. as a flexible portfolio fund, which means it holds both bonds and stocks. Lipper is an independent fund-tracking organization.) In comparison, the Standard & Poor's 500 Index* ("S&P 500 Index") returned 15.20% and the Lehman Brothers Government/Corporate Bond Index** returned 2.81% for the same period.

Moreover, the Fund outperformed its Lipper flexible portfolio peer group return of 7.77% for the same period. During the reporting period, the Fund outperformed the category average every month, through up cycles as well as the down ones. We remained active managers during this period, yet our total portfolio turnover (well below 15%) was relatively low.

Stock Market Update and Portfolio Changes

The six months ended July 31, 1998 proved to be a trying period for many stock investors. Viewed through the lens of the S&P 500 Index or the Dow Jones Industrial Average, the stock market picture looked pretty good. During this period, those two highly publicized indices of stock performance rose between 12% and 15% -- not a bad six-month return for investors. However, the broad spectrum of public companies showed a decidedly different outcome. For instance, if the same 500 companies employed in the S&P 500 Index were measured on an equal basis rather than giving preference to the largest companies, investment return would have been in the mid-single digits, some 5% to 8% lower. The same analysis holds true for the stocks of middle-sized companies. Moreover, any investor focused on the small company arena was lucky to break even.

While these market distortions were severe and the conditions that produced such a tiered result were numerous, we can capture the essence of the situation by focusing on two elements: slowing demand in Asia and a possible re-emergence of inflation in the U.S. economy. First, many investors came to believe that

----------
* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.
** The Lehman Brothers Government/Corporate Bond Index is a combination of pulicly issued intermediate- and long-term U.S. government bonds.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  1
corporate profit growth was slowing and would continue to moderate, possibly resulting in losses. These investors believed the intermittent emergence of the Asian recession/deflation backlash would stall the U. S. economy and adversely impact global profits. Until very recently, many investors feared that the Federal Reserve ("Fed") would have to raise short-term interest rates to contain domestic inflation by slowing business growth. Higher interest rates would have the same negative profit consequences as slowing demand. As a result, stock investors reacted with a flight-to-quality by seeking big, industry-leading companies with inherently more predictable earnings.

With the business cycle possibly reversing, the goal for many investors was to avoid companies unduly exposed to the downside of the profit cycle, whether due to their operating nature, poor industry position or inferior price/cost controls. Coinciding with this investor response was a second internal market dynamic that further exacerbated the stock price disparity between large and small companies. Asset managers, both professionals and individuals, were faced with a challenge to systematically invest huge money flows (regularly in the $2-$3 billion per week range) earmarked for long-term savings. More often than not, big, industry-leading companies possessed sufficient stock market liquidity to accommodate those investment needs. Thus, supply and demand factors simultaneously favored large companies, and when that occurs, their prices rise.

When we analyze our stock performance during this period several points stand out:

o     We outperformed the best of the indices;

o We maintained a highly diversified portfolio with no one stock accounting for more than 3% of the Fund's assets;

o We remained active managers during the period, but the total amount of portfolio turnover was low;

o Our excess performance came from both our sector emphasis and our stock selection within their sectors.

During the reporting period, 39 separate stock transactions were completed. We added 8 new stocks, added to 21 existing holdings, reduced exposure to 6 stocks and eliminated 4 stocks all together. We increased our investment in stocks by $14.2 million. Our new positions included investments in a diverse group of industries including trucking, restaurants, real estate investment trusts ("REITs"), energy, agriculture, low technology, health care and education. Our additions to established positions included many of the same areas, as well as water, appliances and insurance.

At period end, we held 72 stock issues, with an emphasis on consumer cyclical, financial services, technology and health care industries. There has not been any significant change in our industry emphasis or our top holdings other than minor adjustments due to relative price performance. At the end of July, six of our top ten holdings were also in the top list on January 31, 1998. Two of the four dropouts were the result of active profit taking on our part, but the other two simply reflected relative market performance. (For a complete description of all of the Fund holdings, please turn to page 8.)

Moreover, all of our holdings continued to satisfy our socially aware investing criteria. In our opinion, one does not have to sacrifice performance for a socially aware portfolio. In fact, the Fund's performance tends to support our contention that factors believed by many to be social considerations are actually important business issues. When these social considerations are dealt with properly by organizations, we believe they can have a positive influence on future investment performance.

Bond Market Update and Portfolio Changes

The Asian financial crisis is now one year old and the fixed income and currency markets have maintained events in Asia as their central theme. While the benchmark 30-year U.S. Treasury bond had remained stubbornly confined to a narrow trading range for a good part of the year so far, interest rates moved sharply lower in the middle of June. Long-term U.S.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Treasury bonds ended the second quarter yielding 5.71%, which provided a stellar total return performance of 4.12% for the six months ended July 31, 1998.

Shorter-term maturity bonds did not participate in the rally to the same degree. Long-term interest rates declined more than short-term rates mostly due to falling oil prices, the continuing strength of the U.S. dollar versus the yen and expectations of slower domestic economic growth. Shorter maturities were anchored by a 5.50% federal-funds rate as the Fed maintained a steady policy, although with a bias toward raising rates. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

In our view, the Fed has artfully walked a fine line between two opposing forces: global deflation and domestic inflationary concerns. We continue to believe Fed policy will remain on hold for some time as its officials become more confident that Asian weakness will cool the rapid pace of growth seen in the first quarter. We believe that as long as price inflation remains subdued and commodity prices hover near their lows, the Fed should be willing to leave short-term interest rates unchanged. We view the situation in Asia as so unstable that the Fed will not risk any action that has the potential to exacerbate current problems.

The bond portion of the Fund has participated nicely in the returns posted for the bond market for the six months ended July 31, 1998. The Lehman Brothers Government/Corporate Bond Index posted a 2.81% return for the six month period ended July 31, 1998 while our bond component is estimated to have outperformed the index by 90 plus basis points. (A basis point is one-hundreth of a percent.)

With the decline in long-term interest rates in the second quarter, Treasury securities have been the best performing asset class of the bond market. The investment grade corporate bond market has experienced a high level of new issuance as many corporate treasurers took advantage of the historically low levels of interest rates. So far this year, high-grade corporate bond issuance is at $156 billion, already surpassing the total 1997 issuance of $150 billion. While corporate bonds slightly lagged the U.S. Treasury market, we have selectively added several names such as Fred Meyers and Computer Associates during the reporting period, all of which have performed quite well.

The laggard for the year is the mortgage market, which continues to suffer from prepayment fears. The decline in ten-year U.S. Treasury rates (which is the key rate determining mortgages) has pushed the mortgage REFI index sharply higher. It is important to note that while mortgage-backed securities have lagged their U.S. Treasury brethren, the "plain vanilla" mortgage passthrough market in which the Fund invests has been the best performer among mortgage bonds.

Outlook

We view the prospects for the second half of the year as uncertain. Our stock investment discipline, which focuses on large- to mid-capitalization companies, has served us well in the market conditions we have described. Our analysis indicates that the second tier of the market (i.e., those below the very largest companies) are increasingly offering relative value. Accordingly, we have begun to emphasize middle-sized companies a bit more in our recent stock purchases. However, the better performance from those companies may still be several months away.

Currently, bond yields remain intricately linked to the U.S. dollar to yen exchange rate as the world waits to see if Japan can get its house in order. Stability in Asia and its recovery remains very reliant on Japan's own economic recovery. We will continue to monitor events closely both on the Asia front as well as domestically as we maintain the portfolio in its current posture.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  3

We thank you for your continued support of our efforts on your behalf, and look forward to another exciting and challenging year.

Sincerely,


/s/ Heath B. McLendon        /s/ Robert J. Brady

Heath B. McLendon            Robert J. Brady, CFA
Chairman                     Vice President and
                             Investment Officer

/s/ Ellen S. Cammer

Ellen S. Cammer
Vice President and
Investment Officer

August 13, 1998

--------------------------------------------------------------------------------
Top Ten Holdings*                                            As of July 31, 1998
--------------------------------------------------------------------------------
 1. Schering-Plough Corp.                                                   3.0%
--------------------------------------------------------------------------------
 2. Chase Manhattan Corp.                                                   3.0
--------------------------------------------------------------------------------
 3. Cisco Systems, Inc.                                                     3.0
--------------------------------------------------------------------------------
 4. Lowe's Cos., Inc.                                                       2.7
--------------------------------------------------------------------------------
 5. Xerox Corp.                                                             2.7
--------------------------------------------------------------------------------
 6. EMC Corp.                                                               2.7
--------------------------------------------------------------------------------
 7. International Business Machines Corp.                                   2.3
--------------------------------------------------------------------------------
 8. Unilever NV                                                             2.2
--------------------------------------------------------------------------------
 9. Home Depot, Inc.                                                        2.1
--------------------------------------------------------------------------------
10. Compaq Computer Corp.                                                   2.1
--------------------------------------------------------------------------------
*     As a percentage of total common stock


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          -----------------------
                          Beginning        End          Income    Capital Gain     Total
Period Ended              of Period     of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/98                      $20.57      $22.89          $0.18        $0.18        13.01%+
-------------------------------------------------------------------------------------------
1/31/98                       19.36       20.57           0.55         1.99        19.89
-------------------------------------------------------------------------------------------
1/31/97                       19.00       19.36           0.60         1.32        12.41
-------------------------------------------------------------------------------------------
1/31/96                       15.91       19.00           0.52         0.52        26.47
-------------------------------------------------------------------------------------------
1/31/95                       17.72       15.91           0.47         0.66        (3.82)
-------------------------------------------------------------------------------------------
1/31/94                       16.85       17.72           0.56         1.46        17.80
-------------------------------------------------------------------------------------------
Inception* -- 1/31/93         16.80       16.85           0.11         0.85         6.12+
===========================================================================================
  Total                                                  $2.99        $6.98
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          -----------------------
                          Beginning        End          Income    Capital Gain     Total
Period Ended              of Period     of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/98                      $20.63      $22.96          $0.09        $0.18        12.61%+
-------------------------------------------------------------------------------------------
1/31/98                       19.42       20.63           0.40         1.99        18.95
-------------------------------------------------------------------------------------------
1/31/97                       19.05       19.42           0.45         1.32        11.60
-------------------------------------------------------------------------------------------
1/31/96                       15.97       19.05           0.42         0.52        25.58
-------------------------------------------------------------------------------------------
1/31/95                       17.79       15.97           0.35         0.66        (4.54)
-------------------------------------------------------------------------------------------
1/31/94                       16.84       17.79           0.34         1.46        16.88
-------------------------------------------------------------------------------------------
1/31/93                       17.26       16.84           0.50         1.49         9.68
-------------------------------------------------------------------------------------------
1/31/92                       15.61       17.26           0.55         0.88        19.96
-------------------------------------------------------------------------------------------
1/31/91                       15.57       15.61           0.51         0.46         6.80
-------------------------------------------------------------------------------------------
1/31/90                       15.03       15.57           0.71         0.38        10.76
-------------------------------------------------------------------------------------------
1/31/89                       13.62       15.03           0.48         0.11        15.10
===========================================================================================
  Total                                                  $4.80        $9.45
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          -----------------------
                          Beginning        End          Income    Capital Gain     Total
Period Ended              of Period     of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/98                      $20.68      $23.01          $0.09        $0.18       12.58%+
-------------------------------------------------------------------------------------------
1/31/98                       19.46       20.68           0.40         1.99       18.97
-------------------------------------------------------------------------------------------
1/31/97                       19.08       19.46           0.45         1.32       11.65
-------------------------------------------------------------------------------------------
1/31/96                       15.97       19.08           0.42         0.52       25.77
-------------------------------------------------------------------------------------------
1/31/95                       17.79       15.97           0.35         0.66       (4.54)
-------------------------------------------------------------------------------------------
Inception* -- 1/31/94         17.54       17.79           0.28         1.46       11.83+
===========================================================================================
  Total                                                  $1.99        $6.13
===========================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          -----------------------
                          Beginning        End          Income    Capital Gain     Total
Period Ended              of Period     of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/98                      $20.62      $22.96          $0.20        $0.18       13.22%+
-------------------------------------------------------------------------------------------
1/31/98                       19.39       20.62           0.61         1.99       20.31
-------------------------------------------------------------------------------------------
Inception* -- 1/31/97         19.00       19.39           0.49         1.32       11.94+
===========================================================================================
  Total                                                  $1.30        $3.49
===========================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                      Without Sales Charge(1)
                                         ----------------------------------------------
                                         Class A        Class B      Class L    Class Y
=======================================================================================
Six Months Ended 7/31/98+                  13.01%        12.61%        12.58%    13.22%
---------------------------------------------------------------------------------------
Year Ended 7/31/98                         17.45         16.59         16.61     17.88
---------------------------------------------------------------------------------------
Five Years Ended 7/31/98                   15.11         14.23         14.28       N/A
---------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                      N/A         13.54           N/A       N/A
---------------------------------------------------------------------------------------
Inception* through 7/31/98                 15.77         12.13         14.22     19.73
=======================================================================================

                                                    With Sales Charge(1)
                                         ----------------------------------------------
                                         Class A        Class B      Class L    Class Y
=======================================================================================
Six Months Ended 7/31/98+                    7.38%        7.61%        10.45%   13.22%
---------------------------------------------------------------------------------------
Year Ended 7/31/98                          11.57        11.59         14.46     17.88
---------------------------------------------------------------------------------------
Five Years Ended 7/31/98                    13.93        14.12         14.05       N/A
---------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                       N/A        13.54           N/A       N/A
---------------------------------------------------------------------------------------
Inception* through 7/31/98                  14.75        12.13         14.00     19.73
=======================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/98)                                    131.60%
--------------------------------------------------------------------------------
Class B (7/31/88 through 7/31/98)                                       255.88
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                                    100.75
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                                     52.47
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are November 6, 1992, February 2, 1987, May 5, 1993 and March 28, 1996, respectively.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Concert Social Awareness Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Concert Social Awareness Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                             July 1988 -- July 1998

   [The following table was depicted as a line chart in the printed material.]

                                              Leh gov       Leh c.b.
                                  soc        corp bond     long-term        S&P

7/88                             10000         10000         10000         10000
1/89                             10418         10482         10774         11143
1/90                             11693         11654         12057         12755
1/91                             12615         12940         13400         13826
1/92                             15292         14638         15371         16964
1/93                             16891         16333         17613         18759
1/94                             19859         18015         20402         21176
1/95                             18956         17455         18981         21287
1/96                             23805         20549         24049         29515
1/97                             26567         21039         23944         37285
1/98                             31602         23390         28035         47315
7/98                             35588         24047         30113         54507

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

Basic Materials                                                             6.3%
Communication Services                                                      3.2%
Consumer Cyclicals                                                         22.0%
Consumer Staples                                                            8.4%
Financial Services                                                         22.4%
Health Care                                                                 9.8%
Technology                                                                 18.5%
Transportation                                                              4.1%
Utilities                                                                   5.3%

*     As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

Mortgage-Backed Securities                                                  4.7%
Corporate Bonds and Notes                                                   9.0%
Asset-Backed Securities                                                     1.5%
Common Stock                                                               74.0%
U.S. Government Obligations                                                10.8%

**    As a percentage of total investments.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 1998
--------------------------------------------------------------------------------

      SHARES                               SECURITY                             VALUE
=========================================================================================
COMMON STOCK -- 74.0%

Basic Materials -- 3.0%
      50,000     Aluminum Co. of America*                                     $ 3,465,625
     200,000     Engelhard Corp.                                                4,175,000
     115,000     Praxair, Inc.                                                  5,663,750
-----------------------------------------------------------------------------------------
                                                                               13,304,375
-----------------------------------------------------------------------------------------
Capital Goods -- 2.4%
     100,000     Anixter International, Inc.                                    1,818,750
      70,000     Deere & Company*                                               2,813,125
      60,000     Pitney Bowes, Inc.                                             3,030,000
      88,000     U.S. Filter Corp.                                              2,376,000
-----------------------------------------------------------------------------------------
                                                                               10,037,875
-----------------------------------------------------------------------------------------
Communication Services -- 2.3%
      93,200     MCI Communications Corp.                                       6,034,700
      75,000     WorldCom Inc.*                                                 3,965,625
-----------------------------------------------------------------------------------------
                                                                               10,000,325
-----------------------------------------------------------------------------------------
Consumer Cyclicals -- 13.1%
      50,000     Black & Decker Corp.                                           2,843,750
      48,500     Caliber Learning Network, Inc.                                   485,000
     127,000     Dollar General Corp.*                                          5,207,000
     160,000     Home Depot, Inc.                                               6,700,000
     143,400     Kaufman & Broad Home Corp.*                                    4,006,237
      84,700     Liz Clairborne, Inc.*                                          3,271,537
     220,000     Lowe's Cos., Inc.                                              8,470,000
      90,500     May Department Stores Co.                                      5,808,969
      14,352     Payless ShoeSource, Inc.+                                        810,888
      51,800     Phillips Electronics N.V.                                      4,231,412
     130,000     Staples Inc. *                                                 4,273,750
      82,500     Sylvan Learning Systems, Inc.                                  2,340,937
      55,100     Toys 'R' Us, Inc.+                                             1,253,525
      92,000     Wal-Mart Corp.                                                 5,807,500
-----------------------------------------------------------------------------------------
                                                                               55,510,505
-----------------------------------------------------------------------------------------
Consumer Staples -- 8.5%
     194,000     American Stores Co.*                                           4,498,375
     150,000     Brinker International, Inc.                                    2,925,000
      97,400     Kroger Co.+                                                    4,608,238
      65,000     Newell Co.                                                     3,347,500
     100,000     Rite Aid Corp.                                                 3,950,000
     248,000     Sysco Corp.                                                    5,890,000
     100,000     Unilever NV                                                    6,950,000
     171,000     Wendy's International, Inc.*                                   3,815,437
-----------------------------------------------------------------------------------------
                                                                               35,984,550
-----------------------------------------------------------------------------------------
Energy -- 0.9%
      45,000     British Petroleum Company*                                     3,611,250
-----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1998
--------------------------------------------------------------------------------

      SHARES                               SECURITY                             VALUE
=========================================================================================
Financial Services -- 16.6%
     135,000     Ace Ltd.                                                     $ 4,952,813
     141,094     Allstate Corp.                                                 5,987,678
      50,000     American Express Co.                                           5,518,750
      60,000     Associates First Capital Corp.                                 4,661,250
      70,000     Bank of Boston Corp.                                           3,386,250
      50,622     BankAmerica Corp.                                              4,543,325
     124,176     Chase Manhattan Corp.                                          9,390,810
     105,200     Federal Home Loan Mortgage Corp.                               4,970,700
      64,800     H.F. Ahmanson & Co.                                            4,280,850
      50,000     Hartford Financial Services, Inc.                              2,603,125
     100,000     Indymac Mortgage Holdings, Inc.                                2,106,250
      30,900     J.P. Morgan & Co.                                              3,893,400
      42,200     Lincoln National Corp.*                                        4,040,650
      70,000     Provident Cos., Inc.                                           2,581,250
     100,800     St. Paul Cos., Inc.                                            3,647,700
      32,000     Transamerica Corp.                                             3,780,000
-----------------------------------------------------------------------------------------
                                                                               70,344,801
-----------------------------------------------------------------------------------------
Health Care -- 7.5%
      75,000     Amgen, Inc.                                                    5,507,813
     150,000     DENTSPLY International Inc.                                    3,825,000
      55,000     Johnson & Johnson                                              4,248,750
      75,000     Mylan Laboratories Inc.*                                       2,039,062
      98,000     Schering-Plough Corp.                                          9,481,500
      27,500     Stryker Corp.*                                                 1,194,531
     190,500     Tenet Healthcare Corp.                                         5,703,094
-----------------------------------------------------------------------------------------
                                                                               31,999,750
-----------------------------------------------------------------------------------------
Technology -- 13.3%
      60,000     Automatic Data Processing, Inc.*                               4,061,250
      97,500     Cisco Systems, Inc.                                            9,335,625
     200,000     Compaq Computer Corp.                                          6,575,000
      52,500     Computer Associates International, Inc.                        1,742,344
     170,000     EMC Corp.+*                                                    8,330,000
      20,000     Intel Corp.                                                    1,688,750
      54,800     International Business Machine Corp.                           7,261,000
      70,926     Lucent Technologies, Inc.                                      6,556,222
      45,000     Motorola, Inc.                                                 2,351,250
      80,000     Xerox Corp.                                                    8,445,000
-----------------------------------------------------------------------------------------
                                                                               56,346,441
-----------------------------------------------------------------------------------------
Transportation -- 3.1%
     112,500     Mesaba Holdings, Inc.+                                         2,643,750
      60,000     Norfolk Southern Corp.                                         1,792,500
     112,500     Southwest Airlines Co.*                                        3,705,469
     195,000     USFreightways Corp.                                            4,875,000
-----------------------------------------------------------------------------------------
                                                                               13,016,719
-----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1998
--------------------------------------------------------------------------------

      SHARES                               SECURITY                             VALUE
=========================================================================================
Utilities -- 3.3%
     121,100     Enron Corp.                                                  $ 6,410,731
      25,000     Western Atlas Inc.                                             1,635,938
     190,000     Williams Cos., Inc.                                            6,091,875
-----------------------------------------------------------------------------------------
                                                                               14,138,544
-----------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $184,794,290)                                       314,295,135
=========================================================================================

==========================================================================================
      FACE
     AMOUNT                                SECURITY                              VALUE
==========================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 10.8%
    9,400,000    U.S. Treasury Notes, 6.375% due 1/15/99                         9,445,778
    2,000,000    U.S. Treasury Notes, 5.625% due 10/31/99                        2,002,980
      750,000    U.S. Treasury Notes, 7.125% due 2/29/00                           768,293
    4,400,000    U.S. Treasury Notes, 6.250% due 8/31/00                         4,465,428
    2,000,000    U.S. Treasury Notes, 6.250% due 10/31/01                        2,041,420
    3,000,000    U.S. Treasury Notes, 5.875% due 11/30/01                        3,029,850
    2,978,000    U.S. Treasury Notes, 6.375% due 8/15/02                         3,064,511
    3,000,000    U.S. Treasury Notes, 6.500% due 10/15/06                        3,175,260
    1,000,000    U.S. Treasury Bonds, 7.125% due 2/15/23                         1,169,310
   16,300,000    U.S. Treasury Bonds, 6.000% due 2/15/26                        16,767,810
------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost -- $43,571,272)                                          45,930,640
==========================================================================================
CORPORATE BONDS AND NOTES -- 9.0%

Financial Services -- 4.4%
    2,000,000    American Express Co., Sr. Notes, 6.750% due 6/23/04             2,060,000
    2,500,000    Associates Corp. North American, Notes, 7.250% due 9/1/99       2,531,525
    2,000,000    Bankers Trust Capital Trust B, Private Placement Notes,
                   7.750% due 12/1/26                                            2,040,000
    2,000,000    Chase Manhattan Corp., Sr. Notes, 5.875% due 8/4/99             2,000,000
    2,000,000    Countrywide Home Loan, Medium Term Notes, 6.380% due 10/8/02    2,010,000
    1,000,000    First USA Bank, Notes, 6.375% due 10/23/00                      1,008,750
    1,000,000    Merrill Lynch & Co., Inc., Notes, 6.000% due 1/15/01            1,001,250
    2,000,000    Pitney Bowes Credit Corp., Notes, 5.650% due 1/15/03            1,970,000
    2,000,000    Swiss Bank Corp., 7.375% due 6/15/17                            2,190,000
    2,000,000    Xerox Capital Trust, 8.000% due 2/1/27                          2,160,000
------------------------------------------------------------------------------------------
                                                                                18,971,525
------------------------------------------------------------------------------------------
Industrial -- 3.5 %
    2,000,000    Computer Associates International, 6.375% due 4/15/05           2,007,840
    2,000,000    Fred Meyer, Inc., 7.375% due 3/1/05                             2,021,000
    2,000,000    Kroger Co., Sr. Notes, 7.650% due 4/15/07                       2,155,000
    1,500,000    Lucent Technologies, Inc., Notes, 7.250% due 7/15/06            1,601,250
    1,000,000    Nippon Telegraph & Telephone, 9.375% due 11/28/98               1,009,470
      329,488    Southwest Airlines Co., Series 1994-A3, 8.700% due 7/1/11         375,211
    1,450,000    Staples Inc., Sr. Notes, 7.125% due 8/15/07                     1,500,750
    2,000,000    Tenet Healthcare Corp., Sr. Notes, 8.625% due 12/1/03           2,105,000
    2,000,000    Time Warner Inc., 6.950% due 1/15/28                            1,992,500
------------------------------------------------------------------------------------------
                                                                                14,768,021
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                SECURITY                              VALUE
==========================================================================================
Utilities -- 1.1%
   $2,000,000    HNG Internorth, Inc., Notes, 9.625% due 3/15/06               $ 2,392,500
    2,000,000    Norfolk Southern Corp., Debentures, 7.800% due 5/15/27          2,285,000
------------------------------------------------------------------------------------------
                                                                                 4,677,500
------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS AND NOTES
                 (Cost -- $37,350,994)                                          38,417,046
==========================================================================================
ASSET-BACKED SECURITIES -- 1.5%
      389,768    Equity Credit Corp., Home Equity Loan Trust, Series 1993-3,
                   5.150% due 9/15/08                                              380,975
      875,000    Sears Credit Account Master Trust, Series 95-A, 6.250% due
                   1/15/03                                                         876,462
    2,000,000    Sears Credit Account Master Trust, Series 95-2A, 8.100% due
                   6/15/04                                                       2,064,080
    3,000,000    Standard Credit Card, Series 95-10A, 5.900% due 2/7/01          3,002,940
------------------------------------------------------------------------------------------
                 TOTAL ASSET-BACKED SECURITIES
                 (Cost -- $6,258,719)                                            6,324,457
==========================================================================================
MORTGAGE-BACKED SECURITIES -- 4.7%
    1,000,000    Federal Home Loan Bank, 5.500% due 7/14/00                        996,680
        7,970    Federal Home Loan Mortgage Corporation, 6.250% due 7/1/02           8,024
       23,645    Federal Home Loan Mortgage Corporation, 8.500% due 12/1/02         24,930
    4,689,147    Federal Home Loan Mortgage Corporation, 7.000% due 1/1/13       4,781,429
    4,950,003    Federal Home Loan Mortgage Corporation, 6.000% due 6/1/13       4,894,316
        9,827    Federal National Mortgage Association, 5.500% due 3/1/99            9,526
    2,459,481    Federal National Mortgage Association, 7.500% due 10/1/09       2,530,191
    1,537,206    Federal National Mortgage Association, 6.000% due 2/1/11        1,519,912
      104,040    Federal National Mortgage Association, 8.000% due 7/1/24          107,875
    4,962,740    Federal National Mortgage Association, 6.500% due 11/1/27       4,941,003
------------------------------------------------------------------------------------------
                 TOTAL MORTGAGE-BACKED SECURITIES
                 (Cost -- $19,623,682)                                          19,813,886
==========================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $291,598,957**)                                     $424,781,164
==========================================================================================

+     Non-income producing security.
*     A portion of the security is on loan (Note 7).
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $291,598,957)                  $ 424,781,164
    Collateral for securities on loan (Note 7)                       43,535,802
    Interest and dividends receivable                                 1,898,885
    Receivable for Fund shares sold                                     273,653
--------------------------------------------------------------------------------
    Total Assets                                                    470,489,504
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities on loan (Note 7)                          43,535,802
    Dividends payable                                                 3,295,004
    Investment advisory fees payable                                    203,422
    Payable to bank                                                     159,045
    Administration fees payable                                          73,972
    Payable for Fund shares purchased                                    44,781
    Distribution fees payable                                            36,042
    Accrued expenses                                                     42,742
--------------------------------------------------------------------------------
    Total Liabilities                                                47,390,810
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 423,098,694
================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                    $      18,459
    Capital paid in excess of par value                             282,027,147
    Overdistributed net investment income                              (254,658)
    Accumulated net realized gain from security
      transactions                                                    8,125,539
    Net unrealized appreciation of investments                      133,182,207
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 423,098,694
================================================================================

Shares Outstanding:
    Class A                                                          10,595,261
    ----------------------------------------------------------------------------
    Class B                                                           7,456,909
    ----------------------------------------------------------------------------
    Class L                                                             400,727
    ----------------------------------------------------------------------------
    Class Y                                                               6,098
    ----------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                        $22.89
    ----------------------------------------------------------------------------
    Class B *                                                             $22.96
    ----------------------------------------------------------------------------
    Class L **                                                            $23.01
    ----------------------------------------------------------------------------
    Class Y (and redemption price)                                        $22.96
    ----------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value
      per share)                                                          $24.09
    ----------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value
      per share)                                                          $23.24
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase. See Notes to Financial Statements.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $  3,873,141
   Dividends                                                           1,601,270
--------------------------------------------------------------------------------
   Total Investment Income                                             5,474,411
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                          1,201,240
   Investment advisory fees (Note 2)                                   1,147,902
   Administrative fees (Note 2)                                          417,419
   Shareholder and system servicing fees                                 239,227
   Shareholder communications                                             57,512
   Registration fees                                                      50,303
   Audit and legal                                                        24,080
   Trustees' fees                                                         10,550
   Custody                                                                 9,178
   Other                                                                   5,140
--------------------------------------------------------------------------------
   Total Expenses                                                      3,162,551
--------------------------------------------------------------------------------
Net Investment Income                                                  2,311,860
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                              51,838,966
     Cost of securities sold                                          43,693,475
--------------------------------------------------------------------------------
   Net Realized Gain                                                   8,145,491
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              94,867,519
     End of period                                                   133,182,207
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            38,314,688
--------------------------------------------------------------------------------
Net Gain on Investments                                               46,460,179
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 48,772,039
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 1998 (unaudited) and the Year Ended January 31, 1998

                                                                           July 31        January 31
=====================================================================================================
OPERATIONS:
    Net investment income                                              $   2,311,860    $   7,359,457
    Net realized gain                                                      8,145,491       27,912,262
    Increase in net unrealized appreciation                               38,314,688       30,386,758
-----------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                                48,772,039       65,658,477
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 (2,588,418)      (8,605,756)
    Net realized gains                                                    (3,295,004)     (34,146,580)
-----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                       (5,883,422)     (42,752,336)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
    Net proceeds from sale of shares                                      57,610,846       59,780,975
    Net asset value of shares issued for
      reinvestment of dividends                                            2,445,648       40,529,174
    Cost of shares reacquired                                            (61,380,877)    (126,493,481)
-----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                                             (1,324,383)     (26,183,332)
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         41,564,234       (3,277,191)

NET ASSETS:
    Beginning of period                                                  381,534,460      384,811,651
-----------------------------------------------------------------------------------------------------
    End of period*                                                     $ 423,098,694    $ 381,534,460
=====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $    (254,658)   $      21,900
=====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Concert Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Large Cap Blend Fund (formerly known as Smith Barney Growth and Income Fund). The financial statements and financial highlights for the other fund are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (f) gains and losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31,1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Strategy Advisors Inc. ("SBSA"), a subsidiary of Mutual Management Corp. ("MMC"), which, in turn, is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SBSA an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended July 31, 1998, SB did not receive any brokerage commissions.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the six months ended July 31, 1998, SB received sales charges of $126,000 and $12,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SB were:

                                                           Class B      Class L
================================================================================
CDSC                                                       $ 56,000     $  1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended July 31, 1998, total Distribution Plan fees incurred were:

                                                  Class A    Class B    Class L
================================================================================
Distribution Plan Fees                            $295,031   $866,450   $ 39,759
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the six months ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 61,120,678
--------------------------------------------------------------------------------
Sales                                                                 51,838,966
================================================================================

At July 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 138,914,835
Gross unrealized depreciation                                        (5,732,628)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 133,182,207
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1998, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1998, the Fund had no open purchased call or put options.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 1998, the Fund did not write any call or put options.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1998, the Fund had loaned common stocks having a value of $41,637,780 and holds the following collateral for loaned securities:

Security Description                                                       Value
================================================================================
Commercial Paper:
  Morgan Stanley, 5.535% due 8/12/98                                $  2,586,543
Time Deposits:
  Bank of Montreal, 5.563% due 8/3/98                                    192,658
  Deutsche Bank, 5.688% due 8/3/98                                     8,578,733
  Svenska Handelsbanken, 5.688% due 8/3/98                             8,578,733
Repurchase Agreements:
  Goldman Sachs, 5.700% due 8/3/98                                     9,709,758
  Merrill Lynch, 5.670% due 8/3/98                                     8,578,733
  Morgan Stanley, 5.670% due 8/3/98                                    5,310,644
--------------------------------------------------------------------------------
Total                                                               $ 43,535,802
================================================================================

8. Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                                 Class A         Class B         Class L         Class Y
========================================================================================
Total Paid-in Capital         $179,945,746     $94,186,763     $7,802,407       $110,690
========================================================================================


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Six Months Ended                   Year Ended
                                          July 31, 1998                 January 31, 1998
                                   -------------------------       -------------------------
                                     Shares          Amount          Shares          Amount
============================================================================================
Class A
Shares sold                        1,705,935    $ 38,515,634       1,563,683    $ 31,928,326
Shares issued on reinvestment         77,637       1,771,252       1,069,265      21,700,037
Shares redeemed                   (1,010,542)    (22,987,241)     (2,007,566)    (40,819,586)
--------------------------------------------------------------------------------------------
Net Increase                         773,030    $ 17,299,645         625,382    $ 12,808,777
============================================================================================
Class B
Shares sold                          691,234    $ 15,734,054       1,152,327    $ 23,614,622
Shares issued on reinvestment         28,100         643,435         891,901      18,139,669
Shares redeemed                   (1,605,518)    (36,143,176)     (4,134,755)    (83,754,507)
--------------------------------------------------------------------------------------------
Net Decrease                        (886,184)   $(19,765,687)     (2,090,527)   $(42,000,216)
============================================================================================
Class L*
Shares sold                          147,038    $  3,361,158         203,584    $  4,187,186
Shares issued on reinvestment          1,348          30,961          32,848         670,182
Shares redeemed                      (94,554)     (2,150,460)        (95,115)     (1,919,388)
--------------------------------------------------------------------------------------------
Net Increase                          53,832    $  1,241,659         141,317    $  2,937,980
============================================================================================
Class Y
Shares sold                               --    $         --           2,360    $     50,841
Shares issued on reinvestment             --              --             948          19,286
Shares redeemed                       (4,590)       (100,000)             --              --
--------------------------------------------------------------------------------------------
Net Increase (Decrease)               (4,590)   $   (100,000)          3,308    $     70,127
============================================================================================

*     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                  1998(1)           1998          1997          1996           1995         1994(2)
===================================================================================================================================
Net Asset Value, Beginning of Period      $     20.57      $     19.36    $     19.00   $     15.91    $     17.72     $     16.85
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.16             0.48           0.57          0.61           0.57            0.52
  Net realized and unrealized gain (loss)        2.52             3.27           1.71          3.52          (1.25)           2.37
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.68             3.75           2.28          4.13          (0.68)           2.89
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.18)           (0.55)         (0.60)        (0.52)         (0.47)          (0.56)
  Net realized gains                            (0.18)           (1.99)         (1.32)        (0.52)         (0.66)          (1.46)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.36)           (2.54)         (1.92)        (1.04)         (1.13)          (2.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     22.89      $     20.57    $     19.36   $     19.00    $     15.91     $     17.72
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    13.01%++         19.89%         12.41%        26.47%         (3.82)%         17.80%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $   242,543      $   202,026    $   178,072   $   175,007    $   159,247     $     6,216
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.20%+           1.19%          1.28%         1.21%          1.33%           1.25%
  Net investment income                          1.44+            2.34           2.98          3.10           2.89            2.85
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            13%              62%            68%           81%           103%            131%
===================================================================================================================================

(1)   For the six months ended July 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                  1998(1)          1998           1997            1996           1995          1994(2)
===================================================================================================================================
Net Asset Value, Beginning of Period      $     20.63      $     19.42    $     19.05     $     15.97    $     17.79    $     16.84
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.08             0.33           0.43            0.49           0.39           0.38
  Net realized and unrealized gain (loss)        2.52             3.27           1.71            3.53          (1.20)          2.37
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.60             3.60           2.14            4.02          (0.81)          2.75
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.09)           (0.40)         (0.45)          (0.42)         (0.35)         (0.34)
  Net realized gains                            (0.18)           (1.99)         (1.32)          (0.52)         (0.66)         (1.46)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.27)           (2.39)         (1.77)          (0.94)         (1.01)         (1.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     22.96      $     20.63    $     19.42     $     19.05    $     15.97    $     17.79
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    12.61%++         18.95%         11.60%          25.58%         (4.54)%        16.88%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $   171,194      $   172,115    $   202,597     $   226,360    $   216,035    $   334,408
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.96%+           1.95%          2.03%           1.94%          2.00%          1.98%
  Net investment income                          0.69+            1.62           2.23            2.37           2.21           2.11
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            13%              62%            68%             81%           103%           131%
===================================================================================================================================

(1)   For the six months ended July 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class L Shares(1)                              1998(2)           1998          1997          1996        1995(3)   1994(4)(5)
=============================================================================================================================
Net Asset Value, Beginning of Period        $   20.68       $   19.46     $   19.08     $   15.97     $   17.79     $   17.54
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.08            0.34          0.44          0.45          0.38          0.32
  Net realized and unrealized gain (loss)        2.52            3.27          1.71          3.60         (1.19)         1.67
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.60            3.61          2.15          4.05         (0.81)         1.99
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.09)          (0.40)        (0.45)        (0.42)        (0.35)        (0.28)
  Net realized gains                            (0.18)          (1.99)        (1.32)        (0.52)        (0.66)        (1.46)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.27)          (2.39)        (1.77)        (0.94)        (1.01)        (1.74)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   23.01       $   20.68     $   19.46     $   19.08     $   15.97     $   17.79
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                    12.58%++        18.97%        11.65%        25.77%        (4.54)%       11.83%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $   9,222       $   7,173     $   4,000     $   3,396     $   1,972     $     399
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.95%+          1.93%         2.01%         1.94%         1.98%         1.93%+
  Net investment income                          0.68+           1.54          2.25          2.31          2.24          2.16+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            13%             62%           68%           81%          103%          131%
=============================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended July 31, 1998 (unaudited).
(3)   On November 7, 1994, the former Class D shares were renamed Class C shares.
(4) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(5)   For the period from May 5, 1993 (inception date) to January 31, 1994.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                          1998(1)        1998       1997(2)
================================================================================
Net Asset Value, Beginning of Period   $ 20.62       $ 19.39     $ 19.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.22          0.56        0.51
  Net realized and unrealized gain        2.50          3.27        1.69
--------------------------------------------------------------------------------
Total Income From Operations              2.72          3.83        2.20
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.20)        (0.61)      (0.49)
  Net realized gains                     (0.18)        (1.99)      (1.32)
--------------------------------------------------------------------------------
Total Distributions                      (0.38)        (2.60)      (1.81)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 22.96       $ 20.62     $ 19.39
--------------------------------------------------------------------------------
Total Return                             13.22%++      20.31%      11.94%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $   140       $   220     $   143
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.84%+        0.84%       0.90%+
  Net investment income                   1.82+         2.64        3.31+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                     13%           62%         68%
================================================================================

(1)   For the six months ended July 31, 1998 (unaudited).
(2)   For the period from March 28, 1996 (inception date) to January 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 23

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 25, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

1. To elect Trustees of the Trust; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                             Shares Voted           Percentage of         Shares Voted          Percentage of
Name of Trustees                  For               Shares Voted             Against            Shares Voted
==============================================================================================================
Lee Abraham                 24,712,213.110                 96.158%         987,322.617                 3.842%
Allan J. Bloostein          24,715,212.679                 96.170          984,323.048                 3.830
Richard E. Hanson, Jr.      24,723,973.398                 96.204          975,562.329                 3.796
Heath B. McLendon           24,739,115.536                 96.263          960,420.191                 3.737
==============================================================================================================

Proposal 2 requested that shareholders approve certain modifications to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

================================================================================
Diversification                                                         Approved
--------------------------------------------------------------------------------
Industry Concentration                                                  Approved
--------------------------------------------------------------------------------
Borrowing                                                               Approved
--------------------------------------------------------------------------------
Lending by the Fund                                                     Approved
--------------------------------------------------------------------------------
Real Estate                                                             Approved
--------------------------------------------------------------------------------
Underwriting                                                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

                                                                                           Percentage
      Shares Voted     Percentage of    Shares Voted     Percentage of       Shares         of Shares
           For         Shares Voted        Against       Shares Voted       Abstained       Abstained
=====================================================================================================
      8,474,248.789       87.652%        290,975.914        3.010%         902,818.435       9.338%
=====================================================================================================


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

Concert Social
Awareness Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Vice President and
Investment Officer

Ellen S. Cammer
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Strategy Advisers Inc.

Administrator

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Concert Social Awareness Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY

     A Member of Travelers Group[LOGO]

Concert Social Awareness Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD0423 9/98

[LOGO OMITTED]

               Because we care about the environment, this annual report has [RECYCLE LOGO] been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.